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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                           Reported): March 21, 2001





                       MORGAN STANLEY ABS CAPITAL I INC.
                       -----------------------------------
            (Exact name of registrant as specified in its charter)



          Delaware                        333-64909               13-3939229
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(State or Other Jurisdiction           (Commission            (I.R.S. Employer
     of Incorporation)                 File Number)         Identification No.)



   1585 Broadway,
  New York, New York                                             10036
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  (Address of Principal                                         (Zip Code)
   Executive Offices)

Registrant's telephone number, including area code (212)      761-4700
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Item 5.  Other Events
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Incorporation of Certain Documents by Reference
-----------------------------------------------

         Pursuant to Rule 411 of Regulation C under the Securities Act of 1933, concurrently with the filing of this Current Report on Form 8-K (the "Form 8-K"), Morgan Stanley ABS Capital I Inc. (the "Company") will incorporate by reference into the Company's registration statement (File No. 333-64909), the consolidated financial statements of MBIA Insurance Corporation and subsidiaries as of December 31, 1999 and 1998 and for each of the three years in the period ended December 31, 1999. Such financial statements will be referred to in the prospectus supplement dated March 9, 2001 relating to ABFS Mortgage Loan Trust 2001-1, Mortgage-Pass-Through Certificates, Series 2001-1. In connection with the incorporation of such documents by reference, the Company is hereby filing the consent of PricewaterhouseCoopers LLP to the use of its name in such prospectus supplement. The consent of PricewaterhouseCoopers LLP is attached hereto as
Exhibit 23.



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Item 7.  Financial Statements, Pro Forma Financial
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Information and Exhibits.
------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         23.        Consent of PricewaterhouseCoopers LLP




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                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MORGAN STANLEY ABS CAPITAL I INC.




                                       By:   /s/ James P. Fadel
                                          ----------------------
                                          Name:  James P. Fadel
                                          Title: Vice President



Dated:  March 23, 2001


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Exhibit Index
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Exhibit                       Description                                 Page
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23                            Consent of PricewaterhouseCoopers LLP         6